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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 28, 2001 included in Serologicals Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
May 11, 2001


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